                                                                     EXHIBIT 24


                               POWERS OF ATTORNEY

          For Form S-3 Registration Statement to Register Common Shares under the Monthly Stock Purchase Plan for Independent Agents

         The undersigned, a director of State Auto Financial Corporation, an Ohio corporation (the "Company"), hereby constitutes and appoints Robert L. Bailey, Steven J. Johnston, and John R. Lowther, and each of them (with full power to each of them to act alone), as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacity as a director of the Company, to sign any and all Registration Statements on Form S-3 and any and all amendments thereto (including post-effective amendments) to register under the Securities Act of 1933, as amended, any common shares, without par value, of the Company, for sale pursuant to the Company's Monthly Stock Purchase Plan for Independent Agents, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:  August 21, 1997                      /s/ John R. Lowther
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                                                  John R. Lowther


Dated:  August 21, 1997                      /s/ David L. Bickelhaupt
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                                                  David L. Bickelhaupt


Dated:  August 21, 1997                      /s/ David J. D'Antoni
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                                                  David J. D'Antoni


Dated:  August 21, 1997                      /s/ Urlin G. Harris
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                                                  Urlin G. Harris


Dated:  August 21, 1997                      /s/ Paul W. Huesman
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                                                  Paul W. Huesman


Dated:  August 21, 1997                      /s/ William J. Lhota
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                                                  William J. Lhota


Dated:  August 21, 1997                      /s/ George R. Manser
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                                                  George R. Manser


Dated:  August 21, 1997                      /s/ Robert J. Murchake
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                                                  Robert J. Murchake